                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 11, 2006

                              AUDIOVOX CORPORATION
             (Exact name of registrant as specified in its charter)

            Delaware                    0-28839                  13-1964841
            --------                    -------                  ----------
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
 of incorporation)                                           Identification No.)

   150 Marcus Blvd., Hauppauge, New York                           11788
  ---------------------------------------                          -----
  (Address of principal executive offices)                       (Zip Code)

        Registrant's telephone number, including area code (631) 231-7750

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of file following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(e))

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ITEM 8.01   OTHER EVENTS

On May 11th, 2006, Audiovox Corporation received a letter from the Federal
Communications commission (FCC) stating that its Office of Engineering and
Technology Laboratory (OET) has tested the Audiovox Xpress Model XMCK10 and has determined that the transmitter is not in compliance with either the operating bandwidth specifications contained in Section 15.239(a) of the Commission's
Rules, 47 C.F.R. or the related emission limits of Section 15.239(b), 47 C.F.R.
The letter seeks information from Audiovox regarding the testing, emissions and other matters relating to this transmitter. We are conducting an internal review and we are suspending shipments of this unit until it is determined that it operates within FCC specifications.

The information furnished under Item 8.01 shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          AUDIOVOX CORPORATION (Registrant)

Date:   May 15, 2006                      s:/ Charles M. Stoehr
                                          ---------------------------------
                                          Charles M. Stoehr
                                          Senior Vice President and
                                          Chief Financial Officer

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